UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Walmart Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholders' Meeting to Be Held on June 3, 2020.

WALMART INC. (NYSE:WMT)

WALMART INC.
C/O PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY 11735

Notice of 2020 Annual Shareholders' Meeting
Meeting Type:	Annual Shareholders' Meeting
For Shareholders of record as of: Close of business on April 9, 2020
Date: June 3, 2020	Time: 10:30 a.m. Central Time
Virtual Meeting: www.virtualshareholdermeeting.com/WMT2020
This year, our annual shareholders' meeting will take place live via the Internet. To participate in the meeting, please visit www.virtualshareholdermeeting.com/WMT2020 and be sure to have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page). A list of record date shareholders will be available electronically during the annual meeting. Information on how to obtain access to the shareholder list during the meeting will be available at www.virtualshareholdermeeting.com/WMT2020

You are receiving this communication because you hold shares in the above-named company.
This is not a proxy card or ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper or e-mail copy of the proxy materials (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of the notice for information about how to obtain the proxy materials and for voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT               ANNUAL REPORT               FORM OF PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for these materials.
Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  ➔ XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:
Go to www.proxyvote.com, or, from a smartphone, scan the QR code above. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions. You can also sign up for electronic delivery of future proxy materials by following the prompts after voting.

During The Meeting:
Go to www.virtualshareholdermeeting.com/WMT2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.
Vote By Mail or By Phone: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The proxy card will include instructions for voting by phone. Instructions for voting by phone are also on page 4 of the proxy statement, which you can view online as described above.

Voting Items
The Board of Directors recommends a vote "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2 through 4, and "AGAINST" Proposals 5 through 8.
1.	Election of Directors
Nominees:
	1a.	Cesar Conde

	1b.	Timothy P. Flynn

	1c.	Sarah J. Friar

	1d.	Carla A. Harris

	1e.	Thomas W. Horton

	1f.	Marissa A. Mayer

	1g.	C. Douglas McMillon

	1h.	Gregory B. Penner

	1i.	Steven S Reinemund

	1j.	S. Robson Walton

	1k.	Steuart L. Walton
Company Proposals:

2.	Advisory Vote to Approve Named Executive Officer Compensation

3.	Ratification of Ernst & Young LLP as Independent Accountants

4.	Approval of the Amendment to the ASDA Sharesave Plan 2000

Shareholder Proposals, in each case, if properly presented at the meeting:

5.	Report on Impacts of Single-Use Plastic Bags

6.	Report on Supplier Antibiotics Use Standards

7.	Policy to Include Hourly Associates as Director Candidates

8.	Report on Strengthening Prevention of Workplace Sexual Harassment

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.